UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

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The Chile Fund, Inc. The First Israel Fund, Inc. The Indonesia Fund, Inc. The Latin America Equity Fund, Inc. The Emerging Markets Telecommunications Fund, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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THE CHILE FUND, INC.
THE FIRST ISRAEL FUND, INC.
THE INDONESIA FUND, INC.
THE LATIN AMERICA EQUITY FUND, INC.
THE EMERGING MARKETS TELECOMMUNICATIONS FUND, INC.

1735 Market Street, 32nd Floor
Philadelphia, PA 19103

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

To be held on April 8, 2010

TO THE SHAREHOLDERS:

NOTICE IS HEREBY GIVEN that the annual meeting of shareholders of each of The Chile Fund, Inc., The First Israel Fund, Inc., The Indonesia Fund, Inc., The Latin America Equity Fund, Inc. and The Emerging Markets Telecommunications Fund, Inc. (each fund, a "Fund," collectively, the "Funds") (each meeting, an "Annual Meeting," collectively, the "Annual Meetings") will be held at the offices of 1735 Market Street, 32nd Floor, Philadelphia, Pennsylvania, 19103, on the following dates and at the following times:

The Indonesia Fund, Inc. (AMEX: "IF")	April 8, 2010	1:00 p.m. New York time
The First Israel Fund, Inc. (AMEX: "ISL")	April 8, 2010	1:30 p.m. New York time
The Emerging Markets Telecommunications Fund, Inc. (AMEX: "ETF")	April 8, 2010	2:00 p.m. New York time
The Chile Fund, Inc. (AMEX: "CH")	April 8, 2010	2:30 p.m. New York time
The Latin America Equity Fund, Inc. (AMEX: "LAQ")	April 8, 2010	3:00 p.m. New York time

The purpose of the Annual Meetings is to consider and act upon the following proposal (the "Proposal") for each Fund and to consider and act upon such other matters as may properly come before the Annual Meetings or any adjournments thereof:

CH — To elect two Directors each to serve for a three-year term;

ISL — To elect one Director to serve for a three-year term;

LAQ — To elect one Director to serve for a three-year term;

IF — To elect one Director to serve for a three-year term; and

ETF — To elect two Directors each to serve for a three-year term.
To elect one Director to serve for a one-year term.

The Proposal is discussed in greater detail in the enclosed Joint Proxy Statement. You are entitled to notice of, and to vote at, the Annual Meetings if you owned shares of one or more of the Funds at the close of business on January 15, 2010 ("Record Date"). If you attend the Annual Meetings, you may vote your shares in person. Even if you expect to attend the Annual Meetings, please complete, date, sign and return the enclosed proxy card(s) in the enclosed postage-paid envelope or authorize your proxy by telephone or through the Internet.

We will admit to an Annual Meeting (1) all shareholders of record on the Record Date, (2) persons holding proof of beneficial ownership at the Record Date, such as a letter or account statement from the person's broker, (3) persons who have been granted proxies, and (4) such other persons that we, in our sole discretion, may elect to admit. All persons wishing to be admitted to the meeting must present photo identification. If you plan to attend an Annual Meeting, we ask that you call us in advance at (866) 839-5205.

This notice and related proxy material are first being mailed to shareholders on or about January 26, 2010.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meetings of Shareholders to Be Held on April 8, 2010: This Notice, the Joint Proxy Statement and the form of proxy cards are available on the Internet at http://www.aberdeen-asset.us. On this website, you will be able to access the Notice, the Joint Proxy Statement, the form of proxy cards and any amendments or supplements to the foregoing material that are required to be furnished to shareholders.

By order of the Boards of Directors,

  MEGAN KENNEDY

THE CHILE FUND, INC.

THE FIRST ISRAEL FUND, INC.

THE INDONESIA FUND, INC.

THE LATIN AMERICA EQUITY FUND, INC.

THE EMERGING MARKETS TELECOMMUNICATIONS FUND, INC.

WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETINGS IN PERSON, IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AND VOTED AT THE ANNUAL MEETINGS. ACCORDINGLY, PLEASE DATE, SIGN AND RETURN THE ENCLOSED PROXY CARD(S) FOR THE ANNUAL MEETINGS PROMPTLY. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES. IT IS IMPORTANT THAT YOUR PROXY CARD(S) BE RETURNED PROMPTLY IN ORDER TO AVOID THE ADDITIONAL EXPENSE OF FURTHER SOLICITATION.

January 22, 2010
Philadelphia, Pennsylvania

THE CHILE FUND, INC.
THE FIRST ISRAEL FUND, INC.
THE INDONESIA FUND, INC.
THE LATIN AMERICA EQUITY FUND, INC.
THE EMERGING MARKETS TELECOMMUNICATIONS FUND, INC.
(each, a "Fund" and collectively, the "Funds")

1735 Market Street, 32nd Floor
Philadelphia, PA 19103

JOINT PROXY STATEMENT

For the Annual Meetings of Shareholders
each to be held on April 8, 2010

This Joint Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors (the "Board," with members of the Board being referred to as "Directors"), of each of the Funds to be held at 1735 Market Street, 32nd Floor, Philadelphia, Pennsylvania, on Thursday, April 8, 2010 for all the Funds, and at any adjournments thereof (each a "Meeting" and collectively, the "Meetings"). A Notice of Annual Meetings of Shareholders and a proxy card (the "Proxy") accompany this Joint Proxy Statement.

All properly executed proxies received prior to the Meeting will be voted at the Meeting, or at any adjournments thereof, in accordance with the instructions marked on the proxy card. Unless instructions to the contrary are marked on the proxy card, proxies received will be voted "FOR" the Proposal. The persons named as proxy holders on the proxy card will vote in their discretion on any other matters that may properly come before the Meeting or any adjournments thereof. Any proxy may be revoked at any time prior to its exercise by submitting a properly executed, subsequently dated proxy, giving written notice to Megan Kennedy, addressed to the Secretary at the principal executive office of the Fund(s), 1735 Market Street, 32nd Floor Philadelphia, Pennsylvania, 19103, or by attending the Meeting and voting in person. Shareholders may authorize proxy voting by using the enclosed proxy card along with the enclosed envelope with pre-paid postage. Shareholders may also authorize proxy voting by telephone, by following the instructions contained on their proxy card.

A quorum of shareholders is constituted by the presence in person or by proxy of the holders of a majority of the outstanding shares of a Fund entitled to vote at a Meeting. In the event that a quorum is not present at a Meeting, the holders of a majority of the shares present in person or by proxy will have the power to adjourn such Meeting, without notice other than an announcement at such Meeting, until the requisite number of shares entitled to vote at such Meeting is present. In the event that a quorum is present at a Meeting but sufficient votes to approve any of the proposals are not received, the persons named as proxies may propose one or more adjournments of that Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of a Fund's shares represented at the Meeting in person or by proxy, and the persons named as proxies will vote those Proxies that they are entitled to vote "FOR" any proposal in favor of such adjournment and will vote those proxies required to be voted "AGAINST" any proposal against any such adjournment. Absent the establishment of a subsequent record date and the giving of notice to the holders of record thereon, the adjourned Meeting must take place not more than 120 days after the record date. At such adjourned Meeting, any business may be transacted which might have been transacted at the original Meeting. If a quorum is present, a shareholder vote may be taken on one or more of the proposals properly brought before the meeting prior to any adjournment if sufficient votes have been received and it is otherwise appropriate.

For purposes of determining the presence of a quorum for transacting business at a Meeting, abstentions and broker "non-votes" (that is, proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be treated as shares that are present but which have not been voted. Accordingly, shareholders are urged to forward their voting instructions promptly.

The election of a Director at each Meeting will require that the successful candidate(s) receive a plurality of the votes cast at a Meeting in person or by proxy. Because abstentions and broker non-votes are not treated as shares voted, any abstentions and broker non-votes would have no impact on the elections.

Only shareholders or their duly appointed proxy holders can attend the Meeting and any adjournment thereof. To gain admittance, if you are a shareholder of record or a proxy holder of a shareholder of record, you must bring a form of personal identification to the Meeting, where your name will be verified against our stockholder list. If a broker or other nominee holds your shares and you plan to attend the Meeting, you should bring a recent brokerage statement showing your ownership of the shares, as well as a form of personal identification. If you are a beneficial owner and plan to vote at the Meeting, you should also bring a proxy card from your broker.

The Board of Directors has fixed the close of business on January 15, 2010 as the record date ("Record Date") for the determination of stockholders entitled to notice of, and to vote at, the Meeting and at any adjournment or postponement thereof. Stockholders on the Record Date will be entitled to one vote for each share held.

Each Fund has one class of shares of capital stock, par value $0.001 per share. Each share of a Fund is entitled to one vote at each of that Fund's Annual Meeting, and fractional shares are entitled to a proportionate share of one vote. On the Record Date, the following number of shares of each Fund were issued and outstanding:

CH	10,168,105 common shares
ISL	4,272,691 common shares
IF	8,271,922 common shares
LAQ	6,106,633 common shares
ETF	8,246,665 common shares

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to be Held on Thursday, April 8, 2010. The Proxy Materials and each Fund's most recent annual report are available on the Internet at http://www.aberdeen-asset.us. Each Fund will furnish, without charge, a copy of its most recent annual report, and any more recent reports, to any Fund shareholder upon request. To request a copy, please write to the Fund c/o Aberdeen Asset Management Inc., 1735 Market Street, 32nd Floor, Philadelphia, PA 19103, or call 1-866-839-5205. You may also call for information on how to obtain directions to be able to attend the Meeting and vote in person.

The Proposal - Election of Directors

Pursuant to each Fund's Articles of Incorporation, each Board is divided into three classes, each class having a term of three years. If elected, each Director is entitled to hold office until the Annual Meeting in the year noted below or until his successor is elected and qualifies. Each nominee has indicated an intention to serve if elected and has consented to being named in this Joint Proxy Statement. The nominees for election to the Boards of the Funds are as follows:

The Chile Fund, Inc.	Lawrence J. Fox (Class II Director, 3-year term ending 2013) Martin M. Torino (Class II Director, 3-year term ending 2013)

The First Israel Fund, Inc.	Lawrence J. Fox (Class I Director, 3-year term ending 2013)

The Indonesia Fund, Inc.	James J. Cattano (Class I Director, 3-year term ending 2013)

The Latin America Equity Fund, Inc.	Martin M. Torino (Class I Director, 3-year term ending 2013)

The Emerging Markets Telecommunications Fund, Inc.	Enrique R. Arzac (Class III Director, 3-year term ending 2013) James J. Cattano (Class III Director, 3-year term ending 2013) Gregory Hazlett (Class I Director, 1-year term ending 2011)

The following tables set forth certain information regarding the nominees for election to the Boards of the Funds, Directors whose terms of office continue beyond the Annual Meetings, and the principal officers of the Funds.

DIRECTORS

Name, Address and (Year of Birth)	Position(s) Held with Fund(s)	Term of Office and Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex* Overseen by Director**	Other Directorships Held by Director
Non-Interested Nominees for Director:

Enrique R. Arzac c/o Aberdeen Asset Management Inc. Att: US Legal 1735 Market Street, 32nd Fl Philadelphia, PA 19103 (1941)	CH, LAQ, ISL and ETF: Chairman of the Board of Directors, Nominating Committee Chairman and Audit Committee Member; IF: Chairman of the Board of Directors, Nominating and Audit Committee Member	CH, LAQ, and ISL: Since 1996; Chairman since 2005; current term ends at the 2012 annual meeting. IF: Since 2000; Chairman since 2005; current term ends at the 2012 annual meeting. ETF: Since 1996; Chairman since 2005; current term ends at the 2010 annual meeting	Professor of Finance and Economics, Graduate School of Business, Columbia University since 1971	5	Director of Epoch Holding Corporation (an investment management and advisory services company); Director of The Adams Express Company (a closed-end investment company); Director of Petroleum and Resources Corporation (a closed-end investment company); Director of Starcomms PLC; Director of Credit Suisse Funds; Director of Credit Suisse Asset Management Income Fund Inc. and Credit Suisse High Bond Yield Fund

Name, Address and (Year of Birth)	Position(s) Held with Fund(s)	Term of Office and Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex* Overseen by Director**	Other Directorships Held by Director
James J. Cattano c/o Aberdeen Asset Management Inc. Att: US Legal 1735 Market Street, 32nd Fl Philadelphia, PA 19103 (1943)	CH, LAQ, IF, ISL and ETF: Director, Audit Committee Chairman and Nominating Committee Member	CH: Since 1989; current term ends at the 2011 annual meeting. LAQ: Since 1990; current terms ends at the 2011 annual meeting. ISL: Since 2005; current term ends at the 2011 annual meeting. IF: Since 2007; current term ends at the 2010 annual meeting. ETF: Since 1993; current term ends at the 2010 annual meeting	President, Primary Resources, Inc. (an international trading and manufacturing company specializing in the sale of agricultural commodities throughout Latin American markets) since October 1996	5	Director of Credit Suisse Asset Management Income Fund, Inc. and Director of Credit Suisse High Yield Bond Fund

Lawrence J. Fox One Logan Square 18th & Cherry Streets Philadelphia, PA 19103 (1943)	CH, LAQ and ISL: Director, Nominating and Audit Committee Member. IF: Director, Nominating Committee Chairman and Audit Committee Member	LAQ: Since 2006; current term ends at the 2012 annual meeting. CH and ISL: Since 2006; current term ends at the 2010 annual meeting. IF: Since 2000; current term ends at the 2011 annual meeting	Partner, Drinker Biddle & Reath (law firm) since 1976; Lecturer at Yale Law School (2009 – Present) and Harvard Law School (2007 to Present); Adjunct Professor at University of Pennsylvania School of Law (1990 – Present)	4	Director of Credit Suisse Asset Management Income Fund Inc. and Director of Credit Suisse High Yield Bond Fund

Name, Address and (Year of Birth)	Position(s) Held with Fund(s)	Term of Office and Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex* Overseen by Director**	Other Directorships Held by Director
Martin M. Torino c/o Aberdeen Asset Management Inc. Att: US Legal 1735 Market Street, 32nd Fl Philadelphia, PA 19103 (1949)	CH, LAQ & ETF: Director; Nominating and Audit Committee Member	CH: Since 2005; current term ends at the 2010 annual meeting. LAQ: Since 1990; current term ends at the 2010 annual meeting. ETF: Since 1993; current term ends at the 2011 annual meeting	President of TA USA (May 1991 – present); President of Rio Chalchoqui SA (June 2007 – Present); and President of Exproso Morell SA (December 2009 – Present)	3	None

Interested Nominee for Director:

Gregory Hazlett*** c/o Aberdeen Asset Management Att: US Legal 1735 Market Street, 32nd Fl Philadelphia, PA 19103 (1965)	ETF: Director	Since October 2009; current term ends at the 2011 annual meeting	Strategic Advisor, Keywise Capital Management (Hong Kong), October 2009 – Present; Executive Consultant, FS Associates, Jan 2008 – Present; Chief Investment Officer, Children's Hospital of Philadelphia, Dec 2005 – Dec 2007; Managing Director, Howard Hughes Medical Institute, Jun 1998 – Mar 2005	1	Director, Vietnam Lotus Fund; Director City of Rockville Retirement Fund;

Non-Interested Directors:

Walter Eberstadt c/o Aberdeen Asset Management Inc. Att: US Legal 1735 Market Street, 32nd Fl Philadelphia, PA 19103 (1941)	ETF: Director; Nominating and Audit Committee Member	Since 2005; current term ends at the 2012 annual meeting	Retired since 2005; Limited Partner and/or Limited Managing Director , Lazard Freres & Co. since 1986; General Partner from 1970 to 1986	1	None

Name, Address and (Year of Birth)	Position(s) Held with Fund(s)	Term of Office and Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex* Overseen by Director**	Other Directorships Held by Director
Steven N. Rappaport c/o Aberdeen Asset Management Inc. Att: US Legal 1735 Market Street, 32nd Fl Philadelphia, PA 19103 (1948)	CH, LAQ, IF, ISL and ETF: Director, Nominating and Audit Committee Member	CH: Since 2003; current terms ends at the 2011 annual meeting. IF: Since 2005; current term ends at the 2012 annual meeting. LAQ: Since 2005; current term ends at the 2011 annual meeting. ISL: Since 1992; current term ends at the 2011 annual meeting. ETF: Since 2006; current term ends at the 2012 annual meeting	Partner of Lehigh Court, LLC and RZ Capital (private investment firms) from July 2002 to present.	5	Director of iCAD, Inc. (a surgical and medical instruments and apparatus company); Director of Presstek, Inc. (a digital imaging technologies company); Director of Credit Suisse Funds; Director of Credit Suisse Asset Management Income Fund Inc. and Credit Suisse High Yield Bond Fund

  *  Aberdeen Asia-Pacific Income Fund, Inc., Aberdeen Global Income Fund, Inc., The Chile Fund, Inc., The First Israel Fund, Inc., The Indonesia Fund, Inc., The Latin America Equity Fund, Inc., The Emerging Markets Telecommunications Fund, Inc. and Aberdeen Funds have a common Investment Manager and/or Investment Adviser with the Fund, or an investment adviser that is affiliated with the Investment Manager and Investment Adviser of the Fund, and may thus be deemed to be part of the same "Fund Complex".

  **  As of October 31, 2009 for ETF and December 31, 2009 for CH, IF, ISL and LAQ.

  ***Mr. Hazlett is deemed to be an interested person because he was presented to the Nominating Committee for consideration by Lazard Asset Management LLC, the beneficial owner of approximately 29.07% of the outstanding shares of ETF's common stock as of September 30, 2009.

OFFICERS

Name, Address and Year of Birth	Positions(s) Held With Fund(s)	Length of Time Served	Principal Occupation(s) During the Past Five Years
Christian Pittard* c/o Aberdeen Asset Management Inc. 1735 Market Street, 32nd Floor Philadelphia, PA 19103 (1973)	CH, ISL, IF, LAQ and ETF: President	Since July 2009	Currently, Group Head of Product Development, Collective Funds for Aberdeen Asset Management Investment Services Limited. Previously, Director and Vice President (2006-2008), Chief Executive Officer (from October 2005 to September 2006) and employee (from June 2005 to December 2008) of Aberdeen Asset Management Inc.; Member of Executive Management Committee of Aberdeen Asset Management PLC (from August 2005-August 2006); Managing Director of Aberdeen Asset Management (C.I.) Limited (from 2000 to June 2005); Managing Director of Aberdeen Private Wealth Management Limited (from 2000 to May 2005).

Name, Address and Year of Birth	Positions(s) Held With Fund(s)	Length of Time Served	Principal Occupation(s) During the Past Five Years
Vincent McDevitt* Aberdeen Asset Management Inc. 1735 Market Street, 32nd Floor Philadelphia, PA 19103 (1966)	CH, ISL, IF, LAQ and ETF: Chief Compliance	Since July 2009	Currently, CCO-Registered Funds for Aberdeen Asset Management Inc. Mr. McDevitt joined the Aberdeen Asset Management Inc. in January 2008. He has ten years experience in the investment securities industry. Formerly with ING Clarion Real Estate Securities LP, Turner Investment Partners, Inc., and the Vanguard Group.

Alan Goodson* Aberdeen Asset Management Inc. 1735 Market Street, 32nd Floor Philadelphia, PA 19103 (1974)	CH, ISL, IF, LAQ and ETF: Vice President	Since July 2009	Currently, Head of US Collective Funds and Vice President of Aberdeen Asset Management Inc. Head of Finance (from 2000 to May 2005) and Company Secretary (from 2001 to May 2005) of Aberdeen Private Wealth Management Limited; Finance Director and Company Secretary of Aberdeen Asset Managers Jersey Limited (from 2002 to November 2005); Company Secretary of Aberdeen Asset Managers (C.I.) Limited (from 2001 to June 2005).

Megan Kennedy* Aberdeen Asset Management Inc. 1735 Market Street, 32nd Floor Philadelphia, PA 19103 (1974)	CH, ISL, IF, LAQ and ETF: Vice President and Secretary	Since July 2009	Currently, Head of Product Management for Aberdeen Asset Management Inc. Ms. Kennedy joined Aberdeen Asset Management Inc. in 2005 as a Senior Fund Administrator. Ms. Kennedy was promoted to Assistant Treasurer Collective Funds/North American Mutual Funds in February 2008 and promoted to Treasurer Collective Funds/North American Mutual Funds in July 2008. Prior to joining Aberdeen Asset Management Inc., Ms. Kennedy was a Private Equity Manager with PFPC (2002 – 2005).

Andrea Melia* Aberdeen Asset Management Inc. 1735 Market Street, 32nd Floor Philadelphia, PA 19103 (1969)	CH, ISL, IF, LAQ and ETF: Treasurer and Chief Financial Officer	Since November 2009	Currently, Head of Fund Accounting for Aberdeen Asset Management Inc. Ms. Melia joined Aberdeen Asset Management Inc. in September 2009. Prior to joining Aberdeen, Ms. Melia was Director of Fund Administration and accounting oversight for Princeton Administrators LLC, a division of BlackRock Inc. and had worked with Princeton Administrators since 1992.

Name, Address and Year of Birth	Positions(s) Held With Fund(s)	Length of Time Served	Principal Occupation(s) During the Past Five Years
William Baltrus* Aberdeen Asset Management Inc. 1735 Market Street, 32nd Floor Philadelphia, PA 19103 (1967)	CH, LAQ, IF, ISL and ETF: Vice President	Since July 2009	Currently, Head of Fund Operations for Aberdeen Asset Management Inc. Prior to joining Aberdeen Asset Management Inc. in November 2007, he was Vice President of Administration for Nationwide Funds Group from 2000 – 2007.

Joanne Irvine c/o Aberdeen Asset Management Inc. 1735 Market Street, 32nd Floor Philadelphia, PA 19103 (1968)	CH, LAQ, IF, ISL and ETF: Vice President	Since July 2009	Currently, Head of Emerging Markets Ex. Asia on the global emerging markets equities team in London. Ms. Irvine joined Aberdeen in 1996 in a group development role.

Devan Kaloo c/o Aberdeen Asset Management Inc. 1735 Market Street, 32nd Floor Philadelphia, PA 19103 (1972)	CH, LAQ, IF, ISL and ETF: Vice President	Since July 2009	Currently, serves as Head of Global Emerging Markets. Mr. Kaloo joined Aberdeen in 2000 on the Asian portfolio team before becoming responsible for the Asian ex Japan region as well as regional portfolios within emerging market mandates and technology stocks.

Jennifer Nichols* Aberdeen Asset Management Inc. 1735 Market Street, 32nd Floor Philadelphia, PA 19103 (1978)	CH, LAQ, IF, ISL and ETF: Vice President	Since July 2009	Currently, Head of Legal - US, Vice President and Director of Aberdeen Asset Management Inc. Ms. Nichols joined Aberdeen Asset Management Inc. in October 2006. Prior to that, Ms. Nichols was an associate attorney in the Financial Services Group of Pepper Hamilton LLP (law firm) (2003 – 2006). Ms. Nichols graduated in 2003 with a J.D. from the University of Virginia School of Law.

Lucia Sitar* Aberdeen Asset Management Inc. 1735 Market Street, 32nd Floor Philadelphia, PA 19103 (1971)	CH, LAQ, IF, ISL and ETF: Vice President	Since July 2009	Currently, U.S. Counsel for Aberdeen Asset Management Inc. Ms. Sitar joined Aberdeen Asset Management Inc. in July 2007. Prior to that, Ms. Sitar was an associate attorney in the Investment Management Group of Stradley Ronan Stevens & Young LIP (law firm) (2000 – 2007).

Tim Sullivan* Aberdeen Asset Management Inc. 1735 Market Street, 32nd Floor Philadelphia, PA 19103 (1961)	CH, LAQ, IF, ISL and ETF: Vice President	Since July 2009	Currently, Head of Product Development Collective Funds/North American Mutual Funds and Vice President of Aberdeen Asset Management Inc. Mr. Sullivan joined Aberdeen Asset Management Inc. in 2000.

Name, Address and Year of Birth	Positions(s) Held With Fund(s)	Length of Time Served	Principal Occupation(s) During the Past Five Years
Hugh Young* c/o Aberdeen Asset Management Inc. 1735 Market Street, 32nd Floor Philadelphia, PA 19103 (1958)	CH, LAQ, IF, ISL and ETF: Vice President	Since July 2009	Currently, a member of the Executive Management Committee of Aberdeen Asset Management PLC. He has been Managing Director of Aberdeen Asset Management Asia Limited since 1991. Mr. Young also served as Director of Aberdeen Asset Managers (C.I.) Limited from 2000 to June 2005 and Director of Aberdeen Asset Management Asia Limited since 2000.

  *  Messrs. Baltrus, Goodson, McDevitt, Pittard, Sullivan and Young and Mses. Kennedy, Melia, Nichols and Sitar hold officer position(s) in one or more of the following: Aberdeen Asia-Pacific Income Fund, Inc., Aberdeen Global Income Fund, Inc., The Chile Fund, Inc., The First Israel Fund, Inc., The Indonesia Fund, Inc., The Latin America Equity Fund, Inc., The Emerging Telecommunications Fund, Inc. and the Aberdeen Funds each of which may also be deemed to be a part of the same "Fund Complex".

Ownership of Securities

Set forth in the table below is the dollar range of equity securities in each Fund and the aggregate dollar range of equity securities in the Aberdeen Family of Investment Companies (as defined below) beneficially owned by each Director or nominee.

Name of Director or Nominee	Dollar Range of Equity Securities Owned(1)(2)		Aggregate Dollar Range of Equity Securities in All Funds Overseen by Director or Nominee in Aberdeen Family of Investment Companies(3)
Non-Interested Nominees for Director:
Enrique R. Arzac	CH:	D	D
	LAQ:	E
	ISL:	D
	IF:	D
	ETF:	D
James J. Cattano	CH:	D	E
	LAQ:	D
	ISL:	C
	IF:	B
	ETF:	D
Martin M. Torino	CH:	C	A
	LAQ:	D
	ISL:	A
	IF:	A
	ETF:	D
Lawrence J. Fox	CH:	C	E
	LAQ:	C
	ISL:	C
	IF:	C
	ETF:	A

Name of Director or Nominee	Dollar Range of Equity Securities Owned		Aggregate Dollar Range of Equity Securities in All Funds Overseen by Director or Nominee in Aberdeen Family of Investment Companies
Non-Interested Directors:
Walter Eberstadt	CH:	A	E
	LAQ:	A
	ISL:	A
	IF:	A
	ETF:	E
Steven N. Rappaport	CH:	D	E
	LAQ:	E
	ISL:	D
	IF:	D
	ETF:	D
Interested Nominee for Director:
Gregory Hazlett(4)	CH:	A	A
	LAQ:	A
	ISL:	A
	IF:	A
	ETF:	A

Key to Dollar Ranges

A.  None

B.  $1 - $10,000

C.  $10,001 - $50,000

D.  $50,001 - $100,000

E.  over $100,000

(1)  This information has been furnished by each Director as of December 31, 2009. "Beneficial ownership" is determined in accordance with Rule 16a-1(a)(2) promulgated under the Securities Exchange Act of 1934, as amended (the "1934 Act").

(2)  Each Fund's Directors and officers, in the aggregate, own less than 1% of that Fund's outstanding equity securities.

(3)  "Aberdeen Family of Investment Companies" means those registered investment companies that share Aberdeen or an affiliate as the investment adviser and that hold themselves out to investors as related companies for purposes of investment and investor services.

(4)   Mr. Hazlett is deemed to be an interested person because he was presented to the Nominating Committee for consideration by Lazard Asset Management LLC, the beneficial owner of approximately 29.07% of the outstanding shares of ETF's common stock as of September 30, 2009.

As of December 31, 2009, none of the non-interested nominees for election to the Boards, the non-interested Directors or their immediate family members owned beneficially or of record any class of securities in Aberdeen PLC, or Credit Suisse Asset Management, LLC ("CSAM"), each Fund's previous investment adviser, or in a person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with Aberdeen PLC or CSAM. As of December 31, 2009, none of the executive officers of each Fund owned shares of the Fund for which they serve as officers.

Compensation of Directors

With respect to CH, ISL, IF and LAQ, during the fiscal year ended December 31, 2009, each Non-Interested Director received an annual fee of $11,800 and $1,000 for each meeting of the Boards attended by him and was reimbursed for expenses incurred in connection with his attendance at the Funds' Board meetings. The Independent

Chairman of these Funds also received an annual fee of $5,000. The total remuneration paid or accrued by CH, ISL, IF and LAQ during the fiscal year ended December 31, 2009 to all such Non-Interested Directors was $168,584, $132,450, $133,450 and $164,583, respectively.

With respect to ETF, during the fiscal year ended October 31, 2009, each Non-Interested Director of ETF received an annual fee of approximately $11,800. Each Non-Interested Director also received $1,000 for each meeting of the Board attended by him and was reimbursed for expenses incurred in connection with his attendance at the Fund's Board meetings. During this fiscal year, Mr. Hazlett was entitled to receive a pro rata portion of this annual fee and $1,000 for each meeting of the Board attended. The total remuneration paid or accrued by the Fund during the fiscal year ended October 31, 2009 to all such Directors was $137,533. The Independent Chairman of this Fund also received an annual fee of $5,000.

The Audit Committee Chairman receives an additional annual fee of $2,000. The Directors have approved a compensation plan that requires each Director of each Fund to receive fifty percent (and permits a Director to receive up to one hundred percent) of his annual fee in the form of Fund shares to be purchased on the open market by the Fund's agent on behalf of the Directors. With respect to all the Funds, each Non-Interested Director (other than the Chairman), regardless of the number of Funds on whose Board each Director sat, received a supplemental retainer of $25,000 in connection with Board-related services rendered in connection with the Aberdeen purchase of parts of the asset management business of CSAM, including the part that managed the Funds. The Independent Chairman of each Fund also received a supplemental retainer of $50,000 in connection with Board-related services rendered in connection with this transaction. The supplemental retainer was not paid by any Fund.

During the fiscal year ended December 31, 2009, each Board of CH, ISL, LAQ and IF convened 13 times. Each Director attended at least seventy-five percent of the aggregate number of meetings of each Board and, if a member, the total number of meetings of the Audit Committee and Nominating Committee held during the period for which he served. During the fiscal year ended October 31, 2009, the Board of ETF convened 15 times. Each Director attended at least seventy-five percent of the aggregate number of meetings of each Board and, if a member, the total number of meetings of the Audit Committee and Nominating Committee held during the period for which he served.

At a meeting of CH's Nominating Committee held on November 18, 2009, the Nominating Committee (with the nominees abstaining from voting) nominated Messrs. Fox and Torino for a three-year term. At a meeting of LAQ's Nominating Committee held on November 18, 2009, the Nominating Committee (with the nominee abstaining from voting) nominated Mr. Torino for a three-year term. At a meeting of IF's Nominating Committee held on November 18, 2009, the Nominating Committee (with the nominee abstaining from voting) nominated Mr. Cattano for a three-year term. At a meeting of ISL's Nominating Committee held November 18, 2009, the Nominating Committee (with the nominee abstaining from voting) nominated Mr. Fox for a three-year term. At a meeting of ETF's Nominating Committee held on November 18, 2009, the Nominating Committee (with the nominees abstaining from voting) nominated Messrs. Arzac and Cattano for a three-year term and Mr. Hazlett for a one-year term.

Board Committees

CH, ISL, LAQ, ETF and IF each has an Audit Committee consisting of all the Directors who are not interested persons of that Fund and who are independent of that Fund (as such term is defined by the listing standards of the NYSE AMEX LLC ("NYSE AMEX"). Each of the Audit Committees of CH, ISL, LAQ and IF convened four times during the fiscal year ended December 31, 2009. The Audit Committee of ETF convened five times during the fiscal year ended October 31, 2009. Each Fund's Audit Committee advises the full Board with respect to accounting, auditing and financial matters affecting that Fund. Each Fund's Board has determined that it has two audit committee financial experts serving on its Audit Committee: Enrique R. Arzac and Steven N. Rappaport, each of whom is independent of the Fund (as such term is defined by the NYSE AMEX listing standards).

Messrs. Arzac, Cattano, Fox, Rappaport and Torino constitute CH's and LAQ's Nominating Committee; Messrs. Arzac, Cattano, Fox and Rappaport constitute IF's and ISL's Nominating Committee. The Nominating Committee of CH, ISL, IF and LAQ convened four times during the fiscal year ended December 31, 2009. Messrs. Arzac, Cattano, Eberstadt, Rappaport and Torino constitute ETF's Nominating Committee, which met four times during the fiscal year ended October 31, 2009. The Nominating Committee is comprise solely of Non-Interested Directors.

Each Fund's Nominating Committee selects and nominates Directors. Each Board has adopted a Nominating Committee Charter (a copy of which is attached as Appendix A). In nominating candidates, each Committee shall take into consideration such factors as it deems appropriate. These factors may include judgment, skill, diversity, experience with investment companies and other organizations of comparable purpose, complexity, size and subject to similar legal restrictions and oversight, the interplay of the candidate's experience with the experience of other Board members, and the extent to which the candidate would be a desirable addition to the Board and any committees thereof.

The Nominating Committee will consider candidates submitted by shareholders or from other sources it deems appropriate. Any recommendation should be submitted to Megan Kennedy, Secretary of the Funds. Any submission should include at a minimum the following information: as to each individual proposed for election or re-election as Director, the name, age, business address, residence address and principal occupation or employment of such individual, the class, series and number of shares of stock of a Fund that are beneficially owned by such individual, the date such shares were acquired and the investment intent of such acquisition, whether such stockholder believes such individual is, or is not, an "interested person" of a Fund (as defined in the Investment Company Act of 1940, as amended (the "1940 Act")), and information regarding such individual that is sufficient, in the discretion of the Nominating Committee, to make such determination, and all other information relating to such individual that is required to be disclosed in solicitation of proxies for election of Directors in an election contest (even if an election contest is not involved) or is otherwise required, in each case pursuant to Regulation 14A (or any successor provision) under the 1934 Act, and the rules thereunder (including such individual's written consent to being named in the proxy statement as a nominee and to serving as a Director (if elected)). In the case of any Fund holding a meeting of shareholders, any such submission, in order to be considered for inclusion in the Fund's proxy statement, should be submitted by a date not later not later than 45 days before the date in the then current year corresponding to the date on which the Fund first mailed its notice and proxy materials for the annual meeting held in the prior year; provided, however, that in the event that the date of the annual meeting is advanced or delayed by more than 30 days from the first anniversary of the preceding year's annual meeting, notice by such shareholder must be so received not later than the close of business on the 10th day following the day on which public announcement of the date of such meeting was given or made. In no event shall the public announcement of an adjournment of an annual meeting commence a new time period for the giving of a shareholder's notice as described above. Any such submission must also be submitted by such date and contain such information as may be specified in a Fund's Bylaws, or as required by any relevant stock exchange listing standards. ISL's Bylaws contain no advance notice requirements for shareholder business.

Other Board-Related Matters

Shareholders who wish to send communications to the Boards should send them to the address of the relevant Fund and to the attention of that Board, c/o Aberdeen Asset Management Inc., 1735 Market Street, 32nd Floor, Philadelphia, PA 19103. All such communications will be directed to the appropriate Board's attention.

The Funds do not have a formal policy regarding Board member attendance at the Annual Meetings of Shareholders.

REPORTS OF THE AUDIT COMMITTEES

Pursuant to the Audit Committee Charter adopted by each Fund's Board (a copy of which is attached as Appendix B), the Audit Committee is responsible for conferring with that Fund's independent registered public accounting firm, reviewing annual financial statements, approving the selection of that Fund's independent registered public accounting firm and overseeing that Fund's internal controls. Each Fund's Audit Committee Charter also contains provisions relating to the pre-approval by the Audit Committee of certain non-audit services to be provided by PricewaterhouseCoopers LLP ("PwC") to that Fund and to Fund management and certain of their affiliates. Each Audit Committee advises a Fund's full Board with respect to accounting, auditing and financial matters affecting the Fund. The independent registered public accounting firm is responsible for planning and carrying out audits in accordance with standards established by the Public Accounting Oversight Board (United States).

Each Audit Committee has met with the applicable Fund's management to discuss, among other things, that Fund's audited financial statements for the fiscal year ended December 31, 2009 or October 31, 2009, as applicable. Each Audit Committee has also met with the Funds' independent registered public accounting firm, PwC, and discussed with PwC certain matters required by Statement of Auditing Standards No. 61, COMMUNICATIONS WITH AUDIT COMMITTEES, as currently modified or supplemented, including, but not limited to, the scope of that Fund's audit, that Fund's financial statements and that Fund's accounting controls. Each Audit Committee has received from PwC the letter required by the independence rules of the Securities and Exchange Commission (the "SEC") describing any relationships between PwC and the applicable Fund, the applicable investment adviser and its affiliates that may be thought to bear upon the independence of the independent registered public accounting firm. Each Audit Committee has discussed with PwC its independence and has considered whether the provision of services by PwC to that Fund, to the applicable investment adviser and its affiliates was compatible with maintaining PwC's independence.

The members of the Audit Committees are not professionally engaged in the practice of auditing or accounting and are not employed by a Fund for accounting, financial management or internal control. Moreover, each Audit Committee relies on and makes no independent verification of the facts presented to it or representations made by management or the independent registered public accounting firm. Accordingly, an Audit Committee's oversight does not provide an independent basis to determine that management has maintained appropriate accounting and financial reporting principles and policies, or internal controls and procedures, designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the Audit Committees' considerations and discussions referred to above do not provide assurance that the audit of a Fund's financial statements has been carried out in accordance with generally accepted auditing standards or that the financial statements are presented in accordance with generally accepted accounting principles.

Based upon these reviews and discussions, each Audit Committee recommended to the Board that the applicable Fund's audited financial statements be included in that Fund's 2009 Annual Report to Shareholders for the fiscal year ended December 31, 2009 or October 31, 2009, as applicable, and be mailed to shareholders and filed with the SEC.

Submitted by the Audit Committee of Each Fund's Board

CH Enrique R. Arzac James J. Cattano Lawrence J. Fox Steven N. Rappaport Martin M. Torino	LAQ Enrique R. Arzac James J. Cattano Lawrence J. Fox Steven N. Rappaport Martin M. Torino	IF Enrique R. Arzac James J. Cattano Lawrence J. Fox Steven N. Rappaport	ISL Enrique R. Arzac James J. Cattano Lawrence J. Fox Steven N. Rappaport	ETF Enrique R. Arzac James J. Cattano Walter Eberstadt Steven N. Rappaport Martin M. Torino

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

At meetings held on November 18, 2009, each Fund's Audit Committee approved the selection of PwC for the fiscal year ending December 31, 2010 for CH, ISL, LAQ and IF, and for the fiscal year ending October 31, 2010 for ETF. PwC has been each Fund's independent registered public accounting firm since each Fund commenced operations, and has informed each Fund that it has no direct or material indirect financial interest in that Fund. A representative of PwC will be available by telephone at the Meetings and will have the opportunity to make a statement, if the representative so desires, and will be available to respond to appropriate questions.

The information in the table below is provided for services, all approved by the Audit Committee, rendered to CH, ISL, LAQ and IF by PwC for its fiscal years ended December 31, 2009 and December 31, 2008, and to ETF for its fiscal years ended October 31, 2009 and October 31, 2008.

	2009(1)					2008
	CH	ISL	LAQ	IF	ETF	CH	ISL	LAQ	IF	ETF
Audit Fees	$41,300	$41,800	$43,600	$29,200	$42,600	$52,980	$52,730	$53,350	$36,350	$53,350
Audit Related Fees(2)	$3,300	$3,300	$3,300	$3,300	$3,300	$3,400	$13,040	$3,400	$3,400	$3,400
Tax Fees(3)	$3,700	$7,000	$5,400	$3,700	$7,000	$2,630	$5,000	$4,000	$2,630	$5,000
All Other Fees	$36,000	$9,200	$15,600	$0	$0	$26,300	$0	$5,000	$0	$0
Total	$84,300	$61,300	$67,900	$36,200	$52,930	$85,310	$70,770	$65,750	$42,380	$61,750

(1)  Prior to July 1, 2009, CSAM served as each Fund's investment adviser with respect to all investments.

(2)  Services include agreed upon procedures in connection with each Fund's semi-annual financial statements.

(3)  Services include tax services in connection with each Fund's excise tax calculations and review of the Fund's applicable tax returns.

Each Audit Committee is responsible for pre-approving (i) all audit and permissible non-audit services to be provided by the independent registered public accounting firm to each Fund and (ii) all permissible non-audit services to be provided by the independent registered public accounting firm to Aberdeen Asset Management Investment Services Limited ("AAMISL") for CH, ISL, ETF and LAQ, or Aberdeen Asset Management Asia Limited ("AAMAL") for ETF, and any service provider to the Fund controlling, controlled by or under common control with AAMISL or AAMAL that provided ongoing services to the Fund ("Covered Services Provider"), if the engagement relates directly to the operations and financial reporting of the Fund. Each Audit Committee may delegate its responsibility to pre-approve any such audit and permissible non-audit services to the Chairperson of the Audit Committee, and the Chairperson shall report to the Audit Committee, at its next regularly scheduled meeting after the Chairperson's pre-approval of such services, his or her decision(s). Each Audit Committee may also establish detailed pre-approval policies and procedures for pre-approval of such services in accordance with applicable laws, including the delegation of some or all of the Audit Committee's pre-approval responsibilities to other persons (other than AAMISL, AAMAL or a Fund's officers). Pre-approval by an Audit Committee of any permissible non-audit services shall not be required so long as: (i) the aggregate amount of all such permissible non-audit services provided to a Fund, AAMISL, AAMAL and any Covered Services Provider constitutes not more than 5% of the total amount of revenues paid by the Fund to its independent registered public accounting firm during the fiscal year in which the permissible non-audit services are provided; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Audit Committee and approved by the Audit Committee (or its delegate(s)) prior to the completion of the audit.

The aggregate fees billed by PwC for non-audit services rendered to CH for the fiscal years ended December 31, 2008 and December 31, 2009 were $28,930 and $39,700, respectively. The aggregate fees billed by PwC for non-audit services rendered to ISL for the fiscal years ended December 31, 2008 and December 31, 2009 were $5,000 and $16,200, respectively. The aggregate fees billed by PwC for non-audit services rendered to IF for the fiscal years ended December 31, 2008 and December 31, 2009 were $2,630 and $3,700, respectively. The aggregate fees billed by PwC for non-audit services rendered to LAQ for the fiscal years ended December 31, 2008 and December 31, 2009 were $9,000 and $21,000, respectively. The aggregate fees billed by PwC for non-audit services rendered to ETF for the fiscal years ended October 31, 2008 and October 31, 2009 were $5,000 and $7,000, respectively.

PwC did not render to AAMISL, AAMAL, CSAM or any Covered Services Provider any non-audit services that directly related to any Fund for the fiscal years ended December 31, 2008 and December 31, 2009 with respect to CH, ISL, LAQ and IF or for the fiscal years ended October 31, 2008 and October 31, 2009 with respect to ETF.

COMPENSATION

The following table shows certain compensation information for the Directors of CH, ISL, IF, and LAQ for the fiscal year ended December 31, 2009, and for the Directors of ETF for the fiscal year ended October 31, 2009. All officers of the Funds are employees of and are compensated by Aberdeen Asset Management Inc. ("AAMI"), AAMISL or AAMAL. None of the Funds' executive officers or Directors who are also officers or directors of AAMI, AAMISL or AAMAL received any compensation from any Fund for such period. None of the Funds has any bonus, profit sharing, pension or retirement plans.

Name of Director	Aggregate Compensation from Fund					Total Compensation From Fund and Fund Complex Paid To Directors**
	CH	ISL	IF	LAQ	ETF*
Non-Interested Nominees For Director:
Enrique R. Arzac	$40,800	$39,800	$39,800	$39,800	$40,800	$201,000
James J. Cattano	$33,800	$31,800	$31,800	$31,800	$32,800	$162,000
Lawrence J. Fox	$32,050	$31,050	$32,050	$31,050	$0	$126,200
Martin M. Torino	$32,134	$0	$0	$32,133	$33,133	$97,400
Non-Interested Directors:
Steven N. Rappaport	$29,800	$29,800	$29,800	$29,800	$30,800	$150,000
Walter Eberstadt	$0	$0	$0	$0	$48,800	$48,800
Interested Nominees For Director:***
Gregory Hazlett	$0	$0	$0	$0	$0	$0

  *  Payment period November 1, 2008 to October 31,2009

  **  35 funds comprise the Fund complex. See the "Directors" table for the number of Funds each Director serves.

  ***  Mr. Hazlett is deemed to be an interested person because he was presented to the Nominating Committee for consideration by Lazard Asset Management LLC, the beneficial owner of approximately 29.07% of the outstanding shares of ETF's common stock as of September 30, 2009.

EACH FUND'S BOARD, INCLUDING THE NON-INTERESTED DIRECTORS, RECOMMENDS THAT THE SHAREHOLDERS VOTE "FOR" THE NOMINEES FOR DIRECTOR FOR THAT FUND.

ADDITIONAL INFORMATION

Expenses.

The expense of preparation, printing and mailing of the enclosed proxy card and accompanying Notice and Proxy Statement will be borne proportionately by each Fund. Each Fund will reimburse banks, brokers and others for their reasonable expenses in forwarding proxy solicitation material to the beneficial owners of the shares of that Fund. In order to obtain the necessary quorum at the Meeting, supplementary solicitation may be made by mail, telephone, telegraph or personal interview. Such solicitation may be conducted by, among others, officers, Directors and employees of the Fund, the AAMISL, AAMAL or the Fund's administrator.

The Altman Group has been retained to assist in the solicitation of proxies and will receive a fee and will receive a fee not to exceed $3,050 per Fund and be reimbursed for its reasonable expenses. Total payments to The Altman Group are expected to be between approximately $9,500 and $11,590.

Solicitation and Voting of Proxies.

Solicitation of proxies is being made primarily by the mailing of this Proxy Statement with its enclosures on or about January 26, 2010. As mentioned above, The Altman Group has been engaged to assist in the solicitation of proxies. As the meeting date approaches, certain stockholders of the Fund may receive a call from a representative of The Altman Group, if a Fund has not yet received their vote. Authorization to permit The Altman Group to execute proxies may be obtained by telephonic instructions from shareholders of a Fund. Proxies that are obtained telephonically will be recorded in accordance with procedures that management of each of CH, ISL, ETF, LAQ and IF believes are reasonably designed to ensure that the identity of the shareholder casting the vote is accurately determined and that the voting instructions of the shareholder are accurately determined.

Any proxy given by a shareholder is revocable. A shareholder may revoke the accompanying proxy at any time prior to its use by submitting a properly executed, subsequently dated proxy, giving written notice to the Secretary of the Fund, or by attending the Meeting and voting in person.

Beneficial Owners

Based upon a review of filings made pursuant to Section 13 of the 1934 Act, or such other filings as noted below, as of September 30, 2009, the following table shows certain information concerning persons who may be deemed beneficial owners of 5% or more of the shares of each of CH, LAQ, IF, ISL and ETF because they possessed or shared voting or investment power with respect to CH's, LAQ's, IF's, ISL's or ETF's shares, as applicable:

Fund	Class	Name and Address	Number of Shares Beneficially Owned	Percentage of Shares
CH	Common	Adminstradora de Fondos de Pensiones de	2,374,199	23.35%
		Provida, S.A.
		Avenida Pedro de Valdivia 100
		Piso 9
		Santiago, Chile
	Common	A.F.P. Habitat S.A.	2,513,860	24.72%
		Avenida Providencia 1909
		Piso 9
		Santiago, Chile

Fund	Class	Name and Address	Number of Shares Beneficially Owned	Percentage of Shares
	Common	City of London Investment Group PLC	1,047,646	10.30%
		77 Gracechurch Street
		London, UK EC3V 0AS
LAQ	Common	City of London Investment Group PLC	1,536,628	25.16%
		77 Gracechurch Street
		London, UK EC3V 0AS
		Lazard Asset Management LLC	549,199	8.99%
		30 Rockefeller Plaza
		New York, NY 10112
IF	Common	City of London Investment Group PLC	1,021,046	12.34%
		77 Gracechurch Street
		London, UK EC3V 0AS
ISL	Common	N/A
ETF	Common	Lazard Asset Management LLC	2,397,689	29.07%
		30 Rockefeller Plaza
		New York, NY 10112
	Common	City of London Investment Group PLC	2,051,162	24.87%
		77 Gracechurch Street
		London, UK EC3V 0AS

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the 1934 Act and Section 30(h) of the 1940 Act require each Fund's officers and Directors, certain officers and directors of the investment adviser, affiliated persons of the investment adviser, and persons who beneficially own more than 10% of the Fund's Shares to file reports of ownership with the SEC and the Fund.

Based solely each Fund's review of the copies of such forms received by it and written representations from such persons, that no year-end reports were required for those persons, and except as provided in the following sentence, the Fund believes that during the fiscal year ended December 31, 2009 with respect to CH, ISL, IF and LAQ, and for the fiscal year ended October 31, 2009 with respect to ETF, its Reporting Persons complied with all applicable filing requirements. Mr. Hugh Young, Mr. Vincent McDevitt, Ms. Lucia Sitar, Ms. Jennifer Nichols, Mr. William Baltrus, Mr. Alan Goodson, Mr. Devan Kaloo, Ms. Joanne Irvine, Mr. Tim Sullivan, Mr. Christian Pittard and Ms. Megan Kennedy (each an officer of all Funds) and Mr. Gregory Hazlett (Director of ETF) filed a Form 3 Initial Statement of Beneficial Ownership of the Fund's securities subsequent to the 10-day period specified in the Form.

Information concerning the Investment Advisers and Sub-Advisers

AAMISL serves as the investment adviser to CH, ISL, LAQ and ETF and AAMAL serves as the investment adviser to IF. AAMISL is a wholly-owned subsidiary of Aberdeen Asset Management PLC, a Scottish company. The registered offices of Aberdeen Asset Management PLC are located at 10 Queen's Terrace, Aberdeen, Scotland AB10 1YG. AAMAL is a Singapore corporation with its registered office located at 21 Church Street, #01-01 Capital Square Two, Singapore 049480. AAMISL is a United Kingdom corporation with its registered office located Bow Bells House, 1 Bread Street, London, United Kingdom, EC4M 9HH.

Celfin, located at Avenida Apoquindo 3721, 19th floor, Las Condes, Santiago, Chile, serves as Chilean investment sub-adviser to CH and LAQ. Analyst Exchange, located at 46 Rothschild Blvd., Tel Aviv, Israel 66883, serves as investment sub-adviser to ISL.

Information Concerning the Administrator

Brown Brothers Harriman & Co., located at 40 Water Street, Boston, MA 02109, serves as each Fund's administrator. Celfin Capital S.A. Administradora de Fondos de Capital Extranjero, located at Apoquindo 3721, Piso 19, Santiago, Chile, serves as the sub-administrator to CH and LAQ with respect to Chilean investments.

SHAREHOLDER PROPOSALS

Notice is hereby given that for a shareholder proposal to be considered for inclusion in any Fund's proxy material relating to its 2011 annual meeting of shareholders, the shareholder proposal must be received by that Fund no later than December 11, 2010. The shareholder proposal, including any accompanying supporting statement, may not exceed 500 words. A shareholder desiring to submit a proposal must be a record or beneficial owner of Shares with a market value of $2,000 and must have held such Shares for at least one year. Further, the shareholder must continue to hold such Shares through the date on which the meeting is held. Documentary support regarding the foregoing must be provided along with the proposal. There are additional requirements regarding proposals of shareholders, and a shareholder contemplating submission of a proposal is referred to Rule 14a-8 promulgated under the 1934 Act. The timely submission of a proposal does not guarantee its inclusion in a Fund's proxy materials.

Pursuant to the Bylaws of each Fund, at any annual meeting of the shareholders of CH, ETF, LAQ or IF, only such business will be conducted as has been properly brought before the annual meeting. To be properly brought before the annual meeting, the business must be (i) specified in the notice of meeting (or any supplement thereto) given by or at the direction of the Board, (ii) otherwise properly brought before the meeting by or at the direction of the Board, or (iii) otherwise properly brought before the meeting by a shareholder. Under Maryland law, and pursuant to each Fund's Bylaws, only such business shall be conducted at a special meeting of shareholders as shall have been brought before the meeting pursuant to the Fund's notice of special meeting.

For business to be properly brought before the annual meeting by a shareholder, the shareholder must have given timely notice thereof in writing to the Secretary of the relevant Fund. Such notice must contain the information required by the Bylaws. To be timely, any such notice must be delivered to, or mailed (certified mail being recommended) to and received by, the relevant Fund c/o Aberdeen Asset Management Inc., 1735 Market Street, 32nd Floor, Philadelphia, PA 19103, no later than 45 days before the date in the then current year corresponding to the date on which the Fund first mailed its notice and proxy materials for the annual meeting held in the prior year; provided, however, that in the event that the date of the annual meeting is advanced or delayed by more than 30 days from the first anniversary of the preceding year's annual meeting, notice by such shareholder to be timely must be so received not later than close of business on the 10th day following the day on which public announcement of the date of such meeting was given or made. In no event shall the public announcement of an adjournment of an annual meeting commence a new time period for the giving of a shareholder's notice as described above. ISL's Bylaws contain no advance notice requirements for shareholder business.

A Fund may exercise discretionary voting authority with respect to any shareholder proposals for the 2010 annual meeting of shareholders not included in the proxy statement and form of proxy which are not submitted to the Fund within the time-frame indicated above. Even if timely notice is received, a Fund may exercise discretionary voting authority in certain other circumstances. Discretionary voting authority is the ability to vote proxies that shareholders have executed and returned to a Fund on matters not specifically reflected on the form of proxy.

SHAREHOLDERS WHO DO NOT EXPECT TO BE PRESENT AT THE MEETINGS AND WHO WISH TO HAVE THEIR SHARES VOTED ARE REQUESTED TO DATE AND SIGN THE ENCLOSED PROXY CARDS AND RETURN THEM IN THE ENCLOSED ENVELOPE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

Delivery of Proxy

Only one copy of this Joint Proxy Statement may be mailed to households, even if more than one person in a household is a shareholder of record. If a shareholder needs an additional copy of this Joint Proxy Statement, please contact the Fund at (866) 839-5205. If any shareholder does not want the mailing of this Joint Proxy Statement to be combined with those for other members of its household, please contact the Funds in writing at: 1735 Market Street, 32nd Floor, Philadelphia, PA 19103 or call the Funds at (866) 839-5205.

Other Business

Management knows of no business to be presented at the Annual Meeting, other than the Annual Meeting Proposal set forth in this Joint Proxy Statement, but should any other matter requiring the vote of shareholders arise, the proxies will vote thereon according to their discretion.

By order of the Boards of Directors,

  MEGAN KENNEDY

  Secretary

THE CHILE FUND, INC.
THE FIRST ISRAEL FUND, INC.
THE INDONESIA FUND, INC.
THE LATIN AMERICA EQUITY FUND, INC.
THE EMERGING MARKETS TELECOMMUNICATIONS FUND, INC.

INSTRUCTIONS FOR SIGNING PROXY CARDS

The following general rules for signing proxy cards may be of assistance to you and avoid the time and expense to the Funds involved in validating your vote if you fail to sign your proxy card(s) properly.

1. Individual Accounts: Sign your name exactly as it appears in the registration on the proxy card.

2. Joint Accounts: Any party may sign, but the name of the party signing should conform exactly to the name shown in the registration on the proxy card.

3. Other Accounts: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration. For example:

REGISTRATION	VALID SIGNATURE
CORPORATE ACCOUNTS

(1) ABC Corp.	ABC Corp.

(2) ABC Corp	John Doe, Treasurer

(3) ABC Corp. c/o John Doe, Treasurer	John Doe

(4) ABC Corp. Profit Sharing Plan	John Doe, Trustee

TRUST ACCOUNTS

(1) ABC Trust	Jane B. Doe, Trustee

(2) Jane B. Doe, Trustee u/t/d 12/28/78	Jane B. Doe

CUSTODIAN OR ESTATE ACCOUNTS

(1) John B. Smith, Cust. f/b/o John B. Smith, Jr. UGMA	John B. Smith

(2) John B. Smith	John B. Smith, Jr., Executor

January 26, 2010

EXHIBIT LIST

Exhibit	Title	Page
A	Nominating Committee Charter	A-1
B	Audit Committee Charter	B-1

EXHIBIT A

NOMINATING COMMITTEE CHARTER

This document serves as the Charter for the Nominating Committee (the "Committee") of the Board of Directors (the "Board") of each fund (the "Fund" and collectively the "Funds")

SECTION 1. PURPOSE & SCOPE

The purpose of the Nominating Committee is to assist the Board in its selection and evaluation of members with the competencies needed to oversee the Funds so that the interests of shareholders in the Funds are well-served.

In pursuit of this purpose, the scope of the Committee's responsibilities shall include:

•  the nomination of new Directors.

•  the evaluation of the Board and its committee structure.

SECTION 2. MEMBERSHIP

(a) The Committee for each Fund shall consist of all of the Directors who are not "interested persons" of the Fund, as defined in the Investment Company Act of 1940, as amended (the "1940 Act"), and, if applicable, "independent" as such term is defined by the listing standards of the principal national securities exchange upon which the Fund's shares are listed, if any.

(b) The Committee shall appoint its Chairperson by a majority vote of its members.

(c) The compensation, if any, of the Committee members shall be as determined by the Board.

SECTION 3. NOMINATION AND APPOINTMENT POLICY AND RESPONSIILITIES

(a) In nominating candidates, the Committee will search for those highly qualified candidates who can bring to the Board the skills, experience and judgment necessary to address the issues directors of investment companies may confront in fulfilling their duties to fund shareholders. The Committee may, in its discretion, establish specific, minimum qualifications (including skills) that must be met by Committee-nominated or shareholder-nominated candidates. The Committee is also responsible for the analyses of the appropriateness of establishing minimum shareholding levels for Directors.

(b) The Committee will consider candidates submitted by shareholders or from other sources it deems appropriate. Any recommendation should be submitted to the Secretary of each Fund. Any submission should include, at a minimum, the following information: As to each individual proposed for election or re-election as director, the name, age, business address, residence address and principal occupation or employment of such individual, the class, series and number of shares of stock of the Fund that are beneficially owned by such individual, the date such shares were acquired and the investment intent of such acquisition, whether such stockholder believes such individual is, or is not, an "interested person" of the Fund (as defined in the 1940 Act), and information regarding such individual that is sufficient, in the discretion of the Committee, to make such determination, and all other information relating to such individual that is required to be disclosed in solicitation of proxies for election of directors in an election contest (even if an election contest is not involved) or is otherwise required, in each case pursuant to Regulation l4A (or any successor provision) under the Securities Exchange Act of 1934, as amended, and the rules thereunder (including such individual's written consent to being named in the proxy statement as a nominee and to serving as a director (if elected)). In the case of any Fund holding a meeting of shareholders, any such submission in order to be

A-1

considered for inclusion in the Fund's proxy statement, should be submitted by a date not later than the 120th calendar day before the date the Fund's proxy statement was released to security holders in connection with the Fund's previous year's annual meeting or, if the Fund has changed the meeting date by more than 30 days or if no meeting was held the previous year, within a reasonable time before the Fund begins to print and mail its proxy statement. Any such submission must also be submitted by such date and contain such information as may be specified in the Fund's By-laws, or as required by any relevant stock exchange listing standards.

SECTION 4. ADDITIONAL RIGHTS AND RESPONSIBILITIES

(a) The Committee shall review, as it deems necessary, and make recommendations with regard to the tenure of the directors, including any term limits, limits on the number of boards (or committees) on which a director may sit and normal retirement age.

(b) The Committee may retain and terminate a search firm to identify director nominees, subject to the Board's sole authority to approve the search firm's fees and other retention terms.

(c) The Committee shall be responsible for annually evaluating the Board and its committee structure to determine whether the Board and its committee structure is functioning effectively. The Committee shall determine the nature of the evaluation, supervise the conduct of the evaluation and prepare an assessment of the performance of the Board and its committees, to be discussed with the Board.

(d) The Committee shall have the authority to delegate all or a portion of its duties and responsibilities to a subcommittee of the Committee.

(e) The Committee shall have any other duties or responsibilities expressly delegated to the Committee by the Board from time to time relating to the nomination of the Board members or any Committee members.

SECTION 5. PROCEDURAL MATTERS

(a) The Committee shall meet at least once a year.

(b) The Committee shall keep written minutes of its meetings, which minutes shall be maintained with the books and records of the Fund, and the Committee shall report to the Board on its meetings.

(c) The Committee shall, from time to time (but not less frequently than annually) as it deems appropriate, review and reassess the adequacy of this Charter and recommend any proposed changes to the Board for approval. The Charter shall be posted on the Fund's website.

(d) The Board has granted to the Committee access to the resources and authority to make reasonable expenditures, including expenditures to retain any experts and counsel related to the aforementioned duties and tasks that will be reimbursed by the Fund.

A-2

EXHIBIT B

AUDIT COMMITTEE CHARTER for
The Chile Fund, Inc.
The First Israel Fund, Inc.
The Indonesia Fund, Inc.
The Latin America Equity Fund, Inc.
The Emerging Markets Telecommunications Fund, Inc.

This document serves as the Charter for the Audit Committee (the "Committee") of the Board of Directors (the "Board") of each fund (the "Fund") advised by Aberdeen Asset Management, LLC ("Aberdeen").

Purpose

  The primary purposes of the Committee are to:

•  assist Board oversight of

  1.  the integrity of the Fund's financial statements

  2.  the independent auditor's qualifications and independence

  3.  the performance of the Fund's independent auditors

  4.  the Fund's compliance with legal and regulatory requirements

•  prepare an audit committee report, if required by the SEC, to be included in the Fund's annual proxy statement, if any;

•  oversee the scope of the annual audit of the Fund's financial statements, the quality and objectivity of the Fund's financial statements, the Fund's accounting and financial reporting policies and practices and its internal controls relating thereto;

•  determine the selection, appointment, retention and termination of the Fund's independent auditors, as well as approving the compensation of the auditors;

•  pre-approve all audit and non-audit services provided to the Fund and certain other persons (as described in 2(b) below) by such independent auditors; and

•   act as a liaison between the Fund's independent auditors and the Board.

The Fund's independent auditors shall report directly to the Committee.

The primary function of the Committee is oversight. The Fund's management is responsible for (i) the preparation, presentation and integrity of the Fund's financial statements, (ii) the maintenance of appropriate accounting and financial reporting principles and policies and (iii) the maintenance of internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations.

The independent auditors are responsible for planning and carrying out proper audits and reviews in accordance with generally accepted auditing standards.

In fulfilling their responsibilities hereunder, it is recognized that members of the Committee are not full-time employees of the Fund. As such, it is not the duty or responsibility of the Committee or its members to conduct "field work" or other types of auditing or accounting reviews or procedures or to set auditor independence standards. Each member of the Committee shall be entitled to rely on (i) the integrity of those persons and organizations within and outside the Fund from which it receives information, (ii) the accuracy of the financial and other information provided to the Committee by such persons and organizations absent actual knowledge to the contrary (which shall be promptly reported to the Fund's Board) and (iii) statements made by the officers and employees of the Fund, Aberdeen or other third parties as to any information technology, internal audit and other non-audit services provided by the independent auditors to the Fund. In addition, the evaluation of the Fund's financial statements by the Committee is not of the same scope as, and does not involve the extent of detail as, audits performed by the independent auditors, nor does the Committee's evaluation substitute for the responsibilities of the Fund's management for preparing, or the independent auditors for auditing, the financial statements.

Composition and Qualifications

  (a)  The Committee shall consist of at least three Board members none of whom is an "interested person," as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the "Independent Board Members"), each of whom shall be financially literate and able to read and understand fundamental financial statements, including the Fund's balance sheet, income statement and cash flow statement, and at least one of whom shall have accounting or related financial management expertise as determined by the Fund's Board in its business judgment. Each member of the Committee must also meet the New York Stock Exchange's independence requirements for audit committee members of listed companies and the independence requirements applicable to investment companies set forth in Rule 10A-3 under the Securities Exchange Act of 1934, as amended (the "1934 Act"). If one or more members of the Committee qualify as an "audit committee financial expert" ("ACFE"), within the meaning of the rules adopted and implemented under Section 407 of the Sarbanes-Oxley Act of 2002, at least one such member shall be designated as the Committee's ACFE. The Committee shall elect a chairperson, who shall preside over Committee meetings (the "Chairperson"). The Chairperson shall serve as such until his successor is selected by the Committee.

The designation of a person as an ACFE shall not impose any greater responsibility or liability on that person than the responsibility and liability imposed on such person as a member of the Committee, nor does it decrease the duties and obligations of other Committee members or the Board.

  (b)  With respect to any subsequent changes to the composition of the Committee, and otherwise approximately once each year, the Board of Directors shall determine:

    (i)  that each member of the Audit Committee is "independent" pursuant to the governance standards of the New York Stock Exchange ("NYSE") or applicable law or, in the case of a Fund whose securities are listed on the NYSE Amex (formerly known as American Stock Exchange) ("NYSE Amex"), pursuant to the governance standards of the NYSE Amex;

    (ii)  that each Audit Committee member is financially literate and able to read and understand fundamental financial statements, including the Fund's balance sheet, income statement and cash flow statement;

    (iii)  that at least one of the Committee members has accounting or related financial management expertise and, for a Fund whose securities are listed on the NYSE Amex , is "financially sophisticated" pursuant to NYSE Amex rules; and

    (iv)  the adequacy of the Charter.

Duties and Powers

1.  To carry out its purposes, the Committee shall have the following duties and powers to be exercised at such times and in such manner as the Committee shall deem necessary or appropriate:

  (a)  to determine, and recommend to the Independent Board Members for their ratification and approval, the selection, appointment, compensation, retention and termination of the Fund's independent auditors (or any other public accounting firm engaged for the purposes of performing other audit, review or attest services for the Fund);

  (b)  to resolve any disagreements between management and the independent auditors regarding financial reporting and to evaluate and accept the determination of independence made by the independent auditors;

  (c)  to pre-approve (i) all audit and permissible non-audit services1 to be provided by the independent auditors to the Fund, and (ii) all permissible non-audit services to be provided by the independent auditors to Aberdeen and any service provider to the Fund controlling, controlled by or under common control with Aberdeen that provides ongoing services to the Fund ("Covered Services Provider"), if the engagement relates directly to the operations and financial reporting of the Fund. The Committee may delegate its responsibility to pre-approve any such audit and permissible non-audit services to the Chairperson of the Committee, and the Chairperson shall report to the Committee, at its next regularly scheduled meeting after the Chairperson's pre-approval of such services, his or her decision(s). The Committee may also establish detailed pre-approval policies and procedures for pre-approval of such services in accordance with applicable laws, including the delegation of some or all of the Committee's pre-approval responsibilities to other persons (other than Aberdeen or the Fund's officers);

1  The Committee is responsible for pre-approving (i) all audit and permissible non-audit services to be provided by the independent auditors to the Fund and (ii) all permissible non-audit services to be provided by the independent auditors to Aberdeen and any service provider to the Fund controlling, controlled by or under common control with Aberdeen that provided ongoing services to the Fund ("Covered Services Provider") if the engagement relates directly to the operations and financial reporting of the registrant. The Committee may delegate its responsibility to pre-approve any such audit and permissible non-audit services to the Chairperson of the Committee, and the Chairperson shall report to the Committee, at its next regularly scheduled meeting after the Chairperson's pre-approval of such services, his or her decision(s). The Committee may also establish detailed pre-approval policies and procedures for pre-approval of such services in accordance with applicable laws, including the delegation of some or all of the Committee's pre-approval responsibilities to other persons (other than Aberdeen or the Fund's officers). Pre-approval by the Committee of any permissible non-audit services shall not be required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, Aberdeen and any Covered Services Provider constitutes not more than 5% of the total amount of revenues paid by the registrant to its independent auditors during the fiscal year in which the permissible non-audit services are provided; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

  (d)  to meet with the Fund's independent auditors, including meetings apart from management, on a regular basis: (i) to review the arrangements for and scope of the proposed annual audit and any special audits; (ii) to review the scope of and approve non-audit services being provided and proposed to be provided; (iii) to discuss any matters of importance relating to the Fund's financial statements, including any adjustments to such statements recommended by the independent auditors, or other results of said audits; (iv) to consider the independent auditor's comments communicated to the Committee with respect to the Fund's financial policies, procedures and internal accounting controls and management's responses thereto; (v) to obtain annually in writing from the independent auditors their letter as to the adequacy of such controls as required by Form N-CSR; (vi) to review the form of report the independent auditors propose to render to the Board and shareholders; (vii) to discuss with the independent auditors any disclosed relationships or services that may diminish the objectivity and independence of the independent auditors, and (viii) receive reports at least annually from the independent auditors regarding their independence (including receiving the independent auditors' specific representations as to independence consistent with current statements of the Independence Standards Board), and discuss such reports with the independent auditors, and, if so determined by the Committee, recommend that the Board take appropriate action to ensure the independence of the independent auditors;

  (e)  to review with the Fund's management and independent auditors: (i) critical accounting policies and practices applied by the Fund and communicated to the Committee by the independent auditors and/or management in preparing its financial statements; (ii) alternative treatments within generally accepted accounting principles for policies and practices related to material items that have been discussed with management communicated to the Committee; (iii) other material written communications between the independent auditors and the Fund, including any management letter, report on observations and recommendations on internal controls, report on any unadjusted differences (including a listing of adjustments and reclassifications not recorded, if any) communicated to the Committee, engagement letter and independence letter; and (iv) any audit problems or difficulties and management's response, including any restrictions on the scope of the auditor's activities or on access to requested information, and any significant disagreements with management;

  (f)  to consider and evaluate the effect upon the Fund of significant changes in accounting principles, practices, controls or procedures proposed or contemplated by management or the independent auditors;

  (g)  to review with management in a general manner, but not assume responsibility for, the Fund's processes with respect to risk assessment and risk management, and the steps taken to monitor and control such risks and exposures;

  (h)  to discuss generally the types of information to be disclosed in press releases concerning dividends, as well as financial information provided to analysts and rating agencies, and the type of presentation to be made;

  (i)  to establish procedures for the receipt, retention and treatment of complaints regarding accounting, internal accounting controls or auditing matters, including procedures for the confidential, anonymous submission by employees of the Fund and its service providers (as and to the extent required with respect to service providers by applicable rules, regulations or listing requirements or otherwise deemed advisable) of concerns regarding questionable accounting or auditing matters pertaining to the Fund;

  (j)  to establish policies governing the hiring by entities within the Fund's investment company complex of employees or former employees of the independent auditors consistent with government regulations;

  (k)  at least annually, to obtain and review a report by the Fund's independent auditors describing: (1) the audit firm's internal quality-control procedures; (2) any material issues raised by the most recent internal quality-control review, or peer review, of the firm, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the audit firm, and any steps taken to deal with any such issues; and (3) for the purpose of assessing the auditor's independence, all relationships between the independent auditors and the Fund, as well as Aberdeen and any Covered Services Provider;

  (l)  to review and evaluate the qualifications, performance and independence of the lead audit partner of the independent auditors on the Fund's engagement;

  (m)  to oversee the regular rotation of such lead audit partner and the reviewing partner, and to consider whether there should be a regular rotation of the audit firm itself;

  (n)  to review and discuss the Fund's audited and unaudited financial statements with management and, in the case of the audited financials, the independent auditor, including the Fund's disclosure of management's discussion of Fund performance, and to recommend to the Board, as appropriate, the inclusion of the Fund's audited financial statements in the Fund's annual report;

  (o)  to report regularly to the full Board any issues that arise with respect to: (1) the quality or integrity of the Fund's financial statements, (2) the Fund's compliance with legal or regulatory requirements and (3) the performance and independence of the Fund's independent auditors, and make such recommendations with respect to the matters within the scope of its authority and other matters, as the Committee may deem necessary or appropriate; and

  (p)  to meet periodically with Fund management on all relevant matters, apart from the Fund's independent auditors.

2.  The Committee shall meet as frequently as necessary to carry out its obligations, but not less frequently than twice a year, and shall hold special meetings as circumstances require. A majority of the total number of members of the Committee shall constitute a quorum of the Committee. A majority of the members of the Committee present shall be empowered to act on behalf of the Committee. The Committee shall regularly meet (typically, on the same day as regular Committee meetings), in separate executive sessions, with representatives of the Fund's management, the Fund's independent auditors and the Fund's other service providers as the members of the Committee deem necessary. Members of the Committee may participate in a meeting of the Committee in person or by means of a conference call or similar communications equipment by means of which all persons participating in the meeting can hear each other.

3.  The Committee shall have the resources and authority appropriate to discharge its responsibilities, including the authority to retain, as it deems necessary to carry out its duties, special counsel and other experts or consultants at the expense of the Fund. The Fund shall provide appropriate funding for the Committee to carry out its duties and its responsibilities, including appropriate funding, as determined by the Committee (a) for payment of compensation to the Fund's independent auditors or other public accounting firm providing audit, review or attest services for the Fund, (b) for payment of compensation to any advisors employed by the Committee and (c) for the ordinary administrative expenses of the Committee that are necessary or appropriate in carrying out its duties. In performing its duties, the Committee shall consult as it deems appropriate with the members of the Board, officers and employees of the Fund, Aberdeen, the Fund's sub-advisor(s), if any, the Fund's counsel and the Fund's other service providers.

4.  The Committee shall evaluate its performance under this Charter annually.

5.  The Committee shall review the adequacy of this Charter at least annually and recommend any changes to the full Board. The Board also shall review and approve this Charter at least annually.

6.  This Charter may be altered, amended or repealed, or a new Charter may be adopted, by the Board by the affirmative vote of a majority of all of the members of the Board, including a majority of the "non-interested" Board members (within the meaning of the Investment Company Act of 1940, as amended).

7.  The Chief Executive Officer (the "CEO") and the Chief Financial Officer of each Fund shall certify to the Audit Committee of each Fund annually that he is not aware of any violation by the Fund of any corporate governance standards or policies to which the Fund is subject. In addition, the CEO of the Fund must promptly notify the relevant Audit Committee in writing after any executive officer of the Fund becomes aware of any material non-compliance with any applicable corporate governance listing standard or policy.

8.  (a)  Each Fund whose securities are listed on the NYSE shall provide the NYSE, with respect to any subsequent changes to the composition of the Audit Committee or otherwise approximately once each year, written confirmation of the determinations required by Section 1(b) above insofar as Section 1(b) relates to NYSE requirements.

  (b)  The CEO of each Fund whose securities are listed on the NYSE shall certify to the NYSE annually that he is not aware of any violation by the Fund of the NYSE corporate governance listing standards and such certification shall be included in the Fund's annual report to shareholders. If the CEO of any such Fund provides notice to the NYSE upon receipt of a report by any executive officer of any material non-compliance with any applicable provisions of the NYSE corporate governance listing standards, copies of any such certification or notice shall be provided to the Audit Committee of the relevant Fund.

If a Fund whose securities are listed on the NYSE Amex provides the NYSE Amex notice upon receipt of a report by an executive officer of any material non-compliance with the requirements of Rule 10A-3 under the 1934 Act relating to audit committees, copies of any such notice shall be provided to the Audit Committee of the relevant

www.aberdeen-asset.com

PRX0410

Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas.

Annual Meeting Proxy Card – The Chile Fund, Inc.

▼ PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

A	Election of two Class II Directors (3-year term ending in 2013) — The Board of Directors recommends a vote FOR the nominees listed.

1. Nominee:	For	Withhold		For	Withhold

01 - Lawrence J. Fox	☐	☐	02 - Martin M. Torino	☐	☐

In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Annual

Meeting or any adjournment or postponement thereof.

B	Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below

Please sign exactly as the name (or names) appears on the stock certificate (as indicated hereon). If the shares are issued in the names of two or more persons, all such persons should sign the proxy. A proxy executed by a corporation should be signed in its name by its authorized officers. Executors, administrators, trustees and partners should indicate their positions when signing.

Date (mm/dd/yyyy) — Please print date below.	Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box.

/ /

1 U PX 0 2 4 2 8 9 2

▼ PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

–

Proxy — The Chile Fund, Inc.

PROXY FOR ANNUAL MEETING OF SHAREHOLDERS

April 8, 2010

The undersigned hereby appoints Ms. Megan Kennedy and Mr. Alan Goodson, or either of them, each with power of substitution, as proxies to represent the undersigned at the Annual Meeting of Shareholders of The Chile Fund, Inc., to be held on April 8, 2010, at 2:30 p.m. (EST), and any adjournment or postponement thereof, and to vote the number of shares the undersigned would be entitled to vote if personally present on the following matters set forth on the reverse side.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. THIS PROXY WILL BE VOTED AS DIRECTED. IN THE ABSENCE OF DIRECTION, THIS PROXY WILL BE VOTED FOR EACH NOMINEE LISTED.

PLEASE VOTE, DATE, AND SIGN ON REVERSE SIDE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

C123456789

000004	000000000.000000 ext 000000000.000000 ext
MR A SAMPLE	000000000.000000 ext 000000000.000000 ext
DESIGNATION (IF ANY)	000000000.000000 ext 000000000.000000 ext
ADD 1
ADD 2
ADD 3
ADD 4
ADD 5
ADD 6

Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas.

Annual Meeting Proxy Card – The First Israel Fund, Inc.

▼ PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

A	Election of one Class I Director (3-year term ending in 2013) — The Board of Directors recommends a vote FOR the nominee listed.

1. Nominee:	For	Withhold

01 - Lawrence J. Fox	☐	☐

In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Annual

Meeting or any adjournment or postponement thereof.

B	Non-Voting Items

Change of Address — Please print new address below.

C	Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below

Please sign exactly as the name (or names) appears on the stock certificate (as indicated hereon). If the shares are issued in the names of two or more persons, all such persons should sign the proxy. A proxy executed by a corporation should be signed in its name by its authorized officers. Executors, administrators, trustees and partners should indicate their positions when signing.

Date (mm/dd/yyyy) — Please print date below.	Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box.

/ /

	C 1234567890 J N T 1 0 A V 0 2 4 2 4 6 1	MR A SAMPLE (THIS AREA IS SET UP TO ACCOMMODATE 140 CHARACTERS) MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND

▼ PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

–

Proxy — The First Israel Fund, Inc.

PROXY FOR ANNUAL MEETING OF SHAREHOLDERS

April 8, 2010

The undersigned hereby appoints Ms. Megan Kennedy and Mr. Alan Goodson, or either of them, each with power of substitution, as proxies to represent the undersigned at the Annual Meeting of Shareholders of The First Israel Fund, Inc. to be held on April 8, 2010, at 1:30 p.m. (EST), and any adjournment or postponement thereof, and to vote the number of shares the undersigned would be entitled to vote if personally present on the following matters set forth on the reverse side.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. THIS PROXY WILL BE VOTED AS DIRECTED. IN THE ABSENCE OF DIRECTION, THIS PROXY WILL BE VOTED FOR EACH NOMINEE LISTED.

PLEASE VOTE, DATE, AND SIGN ON REVERSE SIDE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

C123456789

000004	000000000.000000 ext 000000000.000000 ext
MR A SAMPLE	000000000.000000 ext 000000000.000000 ext
DESIGNATION (IF ANY)	000000000.000000 ext 000000000.000000 ext
ADD 1
ADD 2
ADD 3
ADD 4
ADD 5
ADD 6

Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas.

Annual Meeting Proxy Card – The Indonesia Fund, Inc.

▼ PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

A	Election of one Class I Director (3-year term ending in 2013) — The Board of Directors recommends a vote FOR the nominee listed.

1. Nominee:	For	Withhold

01 - James J. Cattano	☐	☐

In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Annual

Meeting or any adjournment or postponement thereof.

B	Non-Voting Items

Change of Address — Please print new address below.

C	Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below

Please sign exactly as the name (or names) appears on the stock certificate (as indicated hereon). If the shares are issued in the names of two or more persons, all such persons should sign the proxy. A proxy executed by a corporation should be signed in its name by its authorized officers. Executors, administrators, trustees and partners should indicate their positions when signing.

Date (mm/dd/yyyy) — Please print date below.	Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box.

/ /

	C 1234567890 J N T 1 0 A V 0 2 4 2 7 8 1	MR A SAMPLE (THIS AREA IS SET UP TO ACCOMMODATE 140 CHARACTERS) MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND

▼ PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.▼

–

Proxy — The Indonesia Fund, Inc.

PROXY FOR ANNUAL MEETING OF SHAREHOLDERS

April 8, 2010

The undersigned hereby appoints Ms. Megan Kennedy and Mr. Alan Goodson, or either of them, each with power of substitution, as proxies to represent the undersigned at the Annual Meeting of Shareholders of The Indonesia Fund, Inc. to be held on April 8, 2010, at 1:00 p.m. (EST), and any adjournment or postponement thereof, and to vote the number of shares the undersigned would be entitled to vote if personally present on the following matters set forth on the reverse side.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. THIS PROXY WILL BE VOTED AS DIRECTED. IN THE ABSENCE OF DIRECTION, THIS PROXY WILL BE VOTED FOR EACH NOMINEE LISTED.

PLEASE VOTE, DATE, AND SIGN ON REVERSE SIDE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

C123456789

000004	000000000.000000 ext 000000000.000000 ext
MR A SAMPLE	000000000.000000 ext 000000000.000000 ext
DESIGNATION (IF ANY)	000000000.000000 ext 000000000.000000 ext
ADD 1
ADD 2
ADD 3
ADD 4
ADD 5
ADD 6

Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas.

Annual Meeting Proxy Card – The Latin America Equity Fund, Inc.

▼ PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

A	Election of one Class I Director (3-year term ending in 2013) — The Board of Directors recommends a vote FOR the nominee listed.

1. Nominee:	For	Withhold

01 - Martin M. Torino	☐	☐

In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Annual

Meeting or any adjournment or postponement thereof.

B	Non-Voting Items

Change of Address — Please print new address below.

C	Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below

Please sign exactly as the name (or names) appears on the stock certificate (as indicated hereon). If the shares are issued in the names of two or more persons, all such persons should sign the proxy. A proxy executed by a corporation should be signed in its name by its authorized officers. Executors, administrators, trustees and partners should indicate their positions when signing.

Date (mm/dd/yyyy) — Please print date below.	Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box.

/ /

	C 1234567890 J N T 1 0 A V 0 2 4 2 9 4 1	MR A SAMPLE (THIS AREA IS SET UP TO ACCOMMODATE 140 CHARACTERS) MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND

▼ PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

–

Proxy — The Latin America Equity Fund, Inc.

PROXY FOR ANNUAL MEETING OF SHAREHOLDERS

April 8, 2010

The undersigned hereby appoints Ms. Megan Kennedy and Mr. Alan Goodson, or either of them, each with power of substitution, as proxies to represent the undersigned at the Annual Meeting of Shareholders of The Latin America Equity Fund, Inc. to be held on April 8, 2010, at 3:00 p.m. (EST), and any adjournment or postponement thereof, and to vote the number of shares the undersigned would be entitled to vote if personally present on the following matters set forth on the reverse side.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. THIS PROXY WILL BE VOTED AS DIRECTED. IN THE ABSENCE OF DIRECTION, THIS PROXY WILL BE VOTED FOR EACH NOMINEE LISTED.

PLEASE VOTE, DATE, AND SIGN ON REVERSE SIDE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

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Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas.

Annual Meeting Proxy Card – The Emerging Markets Telecommunications Fund, Inc.

▼ PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

A	Election of two Class III Directors (3-year term ending in 2013) — The Board of Directors recommends a vote FOR the nominees listed.

1. Nominee:	For	Withhold		For	Withhold

01 - Enrique R. Arzac	☐	☐	02 - James J. Cattano	☐	☐

B	Election of one Class I Director (1-year term ending in 2011) — The Board of Directors recommends a vote FOR the nominee listed.

2. Nominee:	For	Withhold

01 - Gregory A. Hazlett	☐	☐

In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Annual

Meeting or any adjournment or postponement thereof.

C	Non-Voting Items

Change of Address — Please print new address below.

D	Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below

Please sign exactly as the name (or names) appears on the stock certificate (as indicated hereon). If the shares are issued in the names of two or more persons, all such persons should sign the proxy. A proxy executed by a corporation should be signed in its name by its authorized officers. Executors, administrators, trustees and partners should indicate their positions when signing.

Date (mm/dd/yyyy) — Please print date below.	Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box.

/ /

	C 1234567890 J N T 1 U P X 0 2 4 2 6 4 1	MR A SAMPLE (THIS AREA IS SET UP TO ACCOMMODATE 140 CHARACTERS) MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND

▼ PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.▼

–

Proxy — The Emerging Markets Telecommunications Fund, Inc.

PROXY FOR ANNUAL MEETING OF SHAREHOLDERS

April 8, 2010

The undersigned hereby appoints Ms. Megan Kennedy and Mr. Alan Goodson, or either of them, each with power of substitution, as proxies to represent the undersigned at the Annual Meeting of Shareholders of The Emerging Markets Telecommunications Fund, Inc. to be held on April 8, 2010, at 2:00 p.m. (EST), and any adjournment or postponement thereof, and to vote the number of shares the undersigned would be entitled to vote if personally present on the following matters set forth on the reverse side.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. THIS PROXY WILL BE VOTED AS DIRECTED. IN THE ABSENCE OF DIRECTION, THIS PROXY WILL BE VOTED FOR EACH NOMINEE LISTED.

PLEASE VOTE, DATE, AND SIGN ON REVERSE SIDE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.